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                 AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT
                 ----------------------------------------------
                                   (Multicare)

         AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT, dated as of August 20, 1999, (this "Amendment No. 4") by and among: The Multicare Companies, Inc. and certain Subsidiaries identified on the signature pages hereto as "Borrowers"; the institutions identified on the signature pages hereto as "Lenders"; Mellon Bank, N.A. as Issuer of Letters of Credit and as Administrative Agent; Citicorp USA, Inc. as Syndication Agent; First Union National Bank as Documentation Agent; and Bank of America, N.A. (as successor to NationsBank, N.A. and Bank of America, NT&SA) as Syndication Agent.

                                   Background

         A Credit Agreement, dated as of October 9, 1997, was entered into by and among The Multicare Companies, Inc. and certain of its Subsidiaries as Borrowers, Mellon Bank, N.A. as Issuer of Letters of Credit and Administrative Agent, Citicorp USA, Inc. as Syndication Agent, First Union National Bank as Documentation Agent, NationsBank, N.A. as Syndication Agent, and the Lenders and other Agents identified therein and was amended pursuant to that certain Amendment No. 1 and Waiver, dated as of March 5, 1998, was further amended pursuant to that certain Amendment No. 2 and Waiver, dated as of August 28, 1998 and was further amended pursuant to that certain Amendment No. 3 and Waiver, dated as of February 11, 1999. The Credit Agreement, as so amended, is referred to herein as the "Current Credit Agreement". The Current Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time is herein referred to as the "Credit Agreement" or the "Agreement". Terms are used in this Amendment No. 4 as defined in the Current Credit Agreement unless otherwise specified.

         The Borrowers have requested certain changes to the Current Credit Agreement including, among others, the following: (1) a modification of the Adjusted Total Debt/Cash Flow Ratio; (2) a modification to the Fixed Charge Coverage Ratio; (3) a modification of the Adjusted Senior Debt/Cash Flow Ratio;
(4) a modification of certain prepayment provisions and (5) a modification to the Consolidated Net Worth Covenant. The Agents and Lenders are willing to make such modifications and the waivers herein, subject to, among other things, the granting of additional security by the Borrowers, the elimination of the availability of Swing Loans, the inclusion of new pricing tiers and adjustments to other pricing tiers and the other terms and conditions set forth below.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.

                                    Agreement

         1. Amendments to Current Credit Agreement on Amendment No. 4 Effective Date. The Current Credit Agreement is amended in each of the following respects, as of the Amendment No. 4 Effective Date (as defined in Section 3 below).


                  1.1 Elimination of Swing Loans. The Swing Loan Lender has and shall have no further obligation to make and the RC Lenders have and shall have no further

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obligation to purchase participations in any Swing Loans. In connection therewith, Sections 1.1(c) and 1.3(e) are hereby deleted in their entirety and all references in the Current Credit Agreement to Swing Line Loans are hereby eliminated, provided however, in the event all or any portion of any amount paid by any Borrower on account of a Swing Line Loan, or any interest or other amount due in connection therewith is thereafter recovered from any Lender Party, the obligations of Borrowers to pay such amount shall automatically be restored to the extent of such recovery.

                  1.2 Application of Prepayments in Connection with Net Proceeds of Dispositions. Section 1.5(c)(iii) is deleted in its entirety and replaced with the following:

                                    (iii) Timing and Application of Mandatory
                  Prepayments from the Disposition of Assets Identified on
                  Schedule 8.5(d). Any mandatory prepayment pursuant to paragraph (b) of this Section 1.5 resulting from the disposition of assets identified on Schedule 8.5(d) shall be applied in accordance with the following provisions. The Net Cash Proceeds of the disposition of assets identified on
                  Schedule 8.5(d) located in Ohio not in excess of $55,000,000 shall be applied in accordance with clause (1) below. The Net Cash Proceeds of the disposition of any other assets identified on Schedule 8.5(d) (excluding the first $55,000,000 of Net Cash Proceeds from the disposition of assets located in
                  Ohio) shall be applied in accordance with clause (2) below.

                                            (1) Prepayments shall be applied
                  against the RC Loans (without a corresponding reduction in the RC Commitments) and shall be applied against the RC Loans at the time outstanding on a pro rata basis in accordance with the relative aggregate principal amount thereof held by each applicable Lender, provided however that, in the event that and to the extent that the Net Cash Proceeds from a disposition of assets identified on Schedule 8.5(d) located in Ohio exceed $10,000,000, within 12 months of the date such Net Cash Proceeds are received, the Borrower receiving such Net Cash Proceeds in excess of $10,000,000 shall either (A) apply an amount equal to such excess Net Cash Proceeds to permanently repay the Loans or (B) invest an equal amount, or the amount not so applied pursuant to clause (A) (or enter into a definitive agreement committing to so invest within 12 months after the date of such agreement; provided that, if such agreement is terminated, such Borrower may invest such Net Cash Proceeds prior to the end of the 12 month period commencing on the date of receipt of such Net Cash Proceeds or six months after the termination of such agreement, whichever is later), in property or assets (other than current assets) of a nature or type or that are used in a business (or in a company having property and assets of a nature and type, or engaged in a business) similar or related to the nature or type of the property and assets or the business of, the Borrowers existing on the date of such investment.


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                                            (2) Except as set forth in the
                  preceding paragraph (1), any mandatory prepayments pursuant to paragraph (c)(iii) of this Section 1.5 shall be applied in the following order:

                                                     (A) First, prepayments
                  shall be applied against the Tranche A Term Loan, on a pro rata basis in accordance with the relative aggregate principal amounts held by each applicable Lender. Prepayments of the Tranche A Term Loan shall be applied to each of the respective remaining installments thereof set forth in Section 1.4 on a pro rata basis in accordance with the relative amounts thereof.

                                                     (B) Second, subject to the
                  terms of paragraph (d) below (Tranche B/Tranche C Opt-Out), prepayments shall be applied against the Tranche B Term Loans and the Tranche C Term Loans at the time outstanding on a pro rata basis in accordance with the relative aggregate principal amounts thereof held by each applicable Lender. Prepayments of the Tranche B Term Loans and the Tranche C Term Loans shall be applied to each of the respective remaining installments thereof set forth in Section 1.4 on a pro rata basis in accordance with the relative amounts thereof.

                                                     (C) Third, prepayments
                  shall be applied against the RC Loans with a corresponding reduction in the amount of the RC Commitment and shall be applied among the RC Loans at the time outstanding on a pro rata basis in accordance with the relative aggregate principal amount thereof held by each applicable Lender.

                  Prepayments shall be applied to any other amounts owing in respect of the Loan Obligations or deposited in the Letter of Credit cash collateral account and, if all such Loan Obligations have been paid in full and the amount of outstanding Letters of Credit is less than the sum of the amount in the cash collateral account and the Available RC Commitment, then any excess shall be returned to Multicare (on behalf of the Borrowers) or as otherwise required by applicable law.

                  1.3 Amendments to Representations and Warranties to Reflect the Granting of a Security Interest in the Additional Security. Section 5.1(d) and (e) of the Current Credit Agreement are amended as follows:

                      (a) Section 5.1(d) is deleted in its entirety and replaced with the following:

                                    (d) Security. The Pledge Agreement creates
                  in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien on all right, title and interest of each Borrower in the Collateral described therein, and the Administrative Agent has, for the benefit of the Secured Parties, a fully perfected and continuing first priority Lien on all of the right, title and interest of each Borrower in the Collateral described in the Pledge Agreement, subject to no Liens other than Permitted Liens. The

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                  Security Agreement creates in favor of the Administrative
                  Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien on all right, title and interest of each Borrower in the Additional Security described therein, and the Administrative Agent has (or upon the filing of the UCC-1 financing statements and UCC-3 statements of amendment delivered by the Borrowers pursuant to the Security Agreement, will have) for the benefit of the Secured Parties, a fully perfected and continuing first priority Lien on all of the right, title, and interest of each Borrower in the Additional Security described in the Security Agreement, subject to no Liens other than Permitted Liens.

                      (b) The following language is hereby added to the end of
                  the first sentence of Section 5.1(e):

                  and Security Agreement and other than the recording of the Mortgages which are being delivered and recorded pursuant to the terms of Section 6.20 (Further Assurances) below and except for (i) certain landlord waivers and other third party consents relating to specific items of Additional Security which waivers and consents not so obtained, in the aggregate, are not material and (ii) those consents and waivers which have been obtained and are in full force and effect.

                      (c) The second sentence of Section 5.1(e) is amended to
                  add the words "or security" after the word "guarantee" in the second line thereof.

                      (d) The parenthetical phrase in clause (ii) of Section
                  5.1(e) is deleted in its entirety and replaced with the following:

                          (except for any Lien in favor of the Administrative
                  Agent pursuant to the Pledge Agreement, the Security Agreement and the Mortgages)

                  1.4 Amendment to Certain Transaction Documents. Section 5.1(x) is amended to incorporate after the end of clause (ii) an additional clause
(iii) which shall read as follows:

                  and (iii)  the Permitted Put/Call Amendment.

                  1.5 Representations and Warranties with Respect to Mortgaged Property. Article 5 of the Current Credit Agreement is amended to incorporate
Section 5.1A which shall read as follows:

                      5.1A REPRESENTATIONS AND WARRANTIES WITH RESPECT TO
                  MORTGAGED PROPERTY

                                    (a) Each Borrower represents and warrants to
                  each Lender Party, with respect to each Mortgaged Property owned or leased by such Borrower, as follows:

                                            (i) With respect to any owned
                  Mortgaged Property owned by a Borrower, such Borrower has good and marketable title to the Mortgaged Property in fee simple and has the absolute right to mortgage, grant


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                  and convey the Mortgaged Property to free of the interest of any other Person except for any interest presently of record.

                                            (ii) With respect to any leased
                  Mortgaged Property of a Borrower, such Borrower holds a valid leasehold estate in the Mortgaged Property pursuant to a lease that is in full force and effect as of the Amendment No. 4 Effective Date; that as of the Amendment No. 4 Effective Date there exists no default nor any event which would, with the passage of time or the giving of notice or both, constitute a default under the lease; and that it has the absolute right to mortgage, grant and convey the Mortgaged Property free of the interest of any other Person except for any interest presently of record;

                                            (iii) No executive officer of any
                  Borrower has been notified, or has knowledge, of any notification having been filed with regard to, a Release on, into, about or beneath the Mortgaged Property for which such Borrower may be held liable; and

                                            (iv) No Borrower has received any
                  summons, citation, notice of violation, administrative order, directive, letter or other written communication, from any judicial or administrative body or governmental or quasi-governmental authority concerning any intentional or unintentional action or omission related to the generation, storage, transportation, handling, transfer, disposal or treatment of Environmental Concern Materials in violation of any Environmental Law or related to any Release or threat of Release of Environmental Concern Materials.

                  1.6 Monthly Financial Reports. A new paragraph (m) shall be added to Section 6.1 of the Current Credit Agreement immediately following paragraph (l) thereof as follows:

                                    (m) Monthly Operating Reports. As soon as
                  practicable, and in any event within 30 days after the end of each month, Multicare, on behalf of the Borrowers, shall furnish to the Administrative Agent, the Issuer and each Lender, the following operating data for the Borrowers: a census, census mix, total accounts payable and accounts receivable as of the end of such month, and net free cash flow as of the end of such month, all of which shall be in form acceptable to the Administrative Agent.

                  1.7 Insurance. Section 6.8 of the Current Credit Agreement is deleted in its entirety and replaced with the following:

                           6.8 Insurance. (a) Each Borrower shall maintain with
                  financially sound and reputable insurers insurance with respect to its properties and business and against such liabilities, casualties and contingencies and of such types and in such amounts as are customary in the case of Persons engaged in the same or similar businesses or having similar properties similarly situated, including insurance covering its respective properties, buildings, machinery, equipment, tools, furniture, fixtures and operations, and medical malpractice, professional liability and public liability, as well as "stop loss" and business


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                  interruption. The Borrowers shall (i) deliver to the
                  Administrative Agent the certificates evidencing such insurance annually and at least thirty days prior to the anniversary date of such insurance policies and any other time requested by the Administrative Agent and (ii) have the Administrative Agent named as additional insured and lender loss payee, as appropriate, under each such policy. Without limiting the generality of the foregoing, the Borrowers shall keep all buildings and improvements now or hereafter erected upon the Mortgaged Properties insured for the benefit of the Administrative Agent against loss by fire and other casualties and hazards required by the Administrative Agent, upon terms and with insurance companies and in such amounts as shall substantially cover any loss related to such properties.

                                    (b) So long as no Event of Default has
                  occurred and is continuing, the Borrowers may settle all casualty damage and other claims which do not exceed (individually or combined with other related claims) $5,000,000 consistent with past practice and reasonable business judgment and may demand, receive and receipt for all moneys becoming payable thereunder and under all condemnation awards which do not exceed (individually or combined with other related awards) $5,000,000. The Borrowers shall promptly notify the Administrative Agent and/or the Administrative Agent upon the occurrence of any condemnation, or threatened condemnation, affecting the Mortgaged Property, or any casualty damage or other claim, in each case if the amount involved exceeds the $5,000,000 value referred to above or if an Event of Default has occurred and is continuing (any such claim or condemnation award being herein referred to as an "Agent-Involved Claim"). No Borrower shall settle with any insurance company or public entity or authority for any Agent-Involved Claim without the Administrative Agent's prior written approval thereof. The proceeds of any Agent-Involved Claim shall be paid directly to the Administrative Agent, and the Administrative Agent in its sole discretion may apply the amount so collected, or any part thereof, toward the payment of the Obligations, whether or not then due and payable, or toward the alteration, reconstruction, repair or restoration of the damaged and/or untaken portion, as the case may be, of the Mortgaged Property or other Additional Security on such terms and conditions as the Administrative Agent shall in its sole discretion require.

                  1.8 Grant of Additional Security by Joining Subsidiary.
Section 6.10 is amended to add after the first sentence thereof the following sentence which shall read as follows:

                  Each Borrower shall cause all other material assets and property (other than Excluded Assets) to be pledged or mortgaged to the Administrative Agent pursuant to the Security Agreement and/or the Mortgages.

                  1.9 Affirmative Covenants with Respect to the Additional Security. Article 6 of the Current Credit Agreement is amended to incorporate Sections 6.19 and 6.20 which shall read as follows:


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                           6.19 MORTGAGED PREMISES AND OTHER ADDITIONAL
                  SECURITY.

                                    (a) Payment of Obligations; Protection of
                  Liens. Each Borrower will pay all sums due and becoming due under the Mortgages on the Mortgaged Properties, all such payments to be made as and when due. Each Borrower shall preserve, protect and defend the title, validity and priority of the Mortgages on the Mortgaged Properties and the Liens on the other Additional Security against all claims and demands whatsoever, subject to Permitted Liens and dispositions permitted under this Agreement.

                                    (b) Taxes and Insurance Premiums. Subject to
                  the provisions of Section 6.9 (Payment of Taxes and Other Charges), each Borrower shall pay, prior to the accrual of any interest or penalty thereon, all taxes (including, without limitation, all real estate taxes and corporate taxes), water and sewer rents, charges, claims, assessments, liens and encumbrances now or hereafter assessed with respect to the Mortgaged Properties, and the premiums on all policies of insurance held by the Borrowers pursuant to the provisions of
                  Section 6.8 (Insurance) above.

                                    (c) Repair and Condition of Additional
                  Security. The Borrowers shall keep the Mortgaged Property and improvements thereon and the other Additional Security in good condition and repair, ordinary wear and tear excepted and shall not remove, demolish or materially alter the buildings or improvements on the Mortgaged Property (except to the extent that, in the reasonable business judgment of the Borrower that owns or leases the applicable property, such demolition, removal or alteration is in the best interest of such Borrower and not adverse to the interests of the Secured Parties taken as a whole), nor commit or suffer waste with respect thereto. The Borrowers shall materially comply with all laws, rules, regulations and ordinances made or promulgated by lawful authority which may now or hereafter become applicable to the Mortgaged Property or other Additional Security, and the Borrowers shall prohibit any use of the Mortgaged Property which would permit the confiscation or seizure thereof. The Borrowers shall permit the Administrative Agent at any reasonable time and from time to time to enter upon the Mortgaged Property and the buildings and improvements thereon erected for the purpose of inspecting and appraising the same, and shall make restorations and replacements reasonably required by the Administrative Agent. The Borrowers shall not take or permit any action with respect to the Mortgaged Property or other Additional Security which will in any manner impair the security of the Mortgage on the Mortgaged Property or the Lien on the other Additional Security.

                                    (d) Administrative Agent's Right to Cure. In
                  the event of the failure of any Borrower to pay the taxes and other charges set forth in Section 6.19(b) (Taxes and Insurance Premiums), or to furnish and pay for the insurance as set forth in Section 6.8 (Insurance), or to keep the Mortgaged Property in good condition and repair as provided in subsection 6.19(c) (Repair and Condition of Mortgaged Property), the Administrative Agent may, at its


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                  option, but without any obligation to do so, pay any or all such items, together with penalties and interest thereon, and procure and pay for such insurance and repairs; and any such Agent may at any time and from time to time advance such additional sum or sums as such Agent in its sole discretion may deem necessary to protect the security of the Mortgage on the Mortgaged Property. All such sums so paid or advanced by the Administrative Agent shall immediately and without demand be repaid by the Borrowers, together with interest thereon at the Default Rate, and shall be added to the principal indebtedness secured by the Mortgage on the Mortgaged Property. The production of a receipt by the Administrative Agent shall be conclusive proof of a payment or advance authorized hereby, and the amount and validity thereof.

                                    (e) Obligations under Leases. Each Borrower
                  who is a tenant or subtenant under a lease with respect to a Mortgaged Property shall perform all of its obligations under such lease and send to the Administrative Agent a copy of any notice relating to default, termination or the like relating to such lease within one (1) Business Day after receipt thereof by such Borrower. The Administrative Agent is hereby granted the right (but not the obligation) to cure any default by any Borrower under a lease.

                                    (f) Environmental Laws. Each Borrower
                  covenants and agrees with each Lender Party to comply (and to cause all occupants of the Mortgaged Property to comply) in all material respects with all Environmental Laws, and to give prompt written notice to the Administrative Agent of any violation or alleged violation of any Environmental Law with respect to the Mortgaged Property. Without limiting any other indemnification provision, each Borrower will indemnify and defend each Lender Party and hold each Lender Party harmless from any loss, liability, damage, claim, action or cause of action, including, without limitation, court costs and attorney's fees, consultants' fees and any costs associated with any Remedial Action, arising from any violation or alleged violation of any Environmental Law with respect to the Mortgaged Property owned or leased by such Borrower, which undertaking shall not be subject to any limitation on such Borrower's liability as may be contained in any Loan Document, and which shall survive repayment of the Loan Obligations and/or the foreclosure of the Mortgage on the applicable Mortgaged Property.

                           6.20     FURTHER ASSURANCES.

                                    (a) The Borrowers shall continue to use
                  commercially reasonable efforts to provide additional Mortgages (including leasehold mortgages) on all real property owned or leased by the Borrowers other than the Excluded Assets provided, however, at a minimum, the Borrowers shall cause,

                                            (i) at least 61 Mortgages on owned
                                            or leased property to be delivered
                                            to the Administrative Agent in form
                                            and substance (with all exhibits)
                                            ready for recording on or before
                                            9/30/99 (which number of properties
                                            shall include those recorded on or
                                            before the Amendment No. 4


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                                            Effective Date) together with such
                                            title reports and flood
                                            certifications as the Administrative
                                            Agent may reasonably request; and

                                            (ii) at least 68 Mortgages on owned
                                            or leased property to be delivered
                                            to the Administrative Agent in form
                                            and substance (with all exhibits)
                                            ready for recording on or before
                                            10/31/99 (which number of properties
                                            shall include those recorded on or
                                            before 9/30/99) together with such
                                            title reports and flood
                                            certifications as the Administrative
                                            Agent may reasonably request.

                                    (b) Each of the Borrowers agrees that it
                  shall execute and deliver such documents and statements as the Administrative Agent may reasonably request and shall take any other action that may be required to perfect, protect or extend the Lien or priority of the Mortgage on the Mortgaged Property and the Lien or priority on the other Additional Security. In addition, each of the Borrowers agrees that it will take such other action as the Administrative Agent may reasonably request to carry out the purposes of this Agreement.

                  1.10 Fixed Charge Coverage Ratio. The covenant set forth in
Section 7.1(a) of the Current Credit Agreement is amended to replace the table set forth therein with the following table:

                           Period                             Ratio
                           ------                             -----

                  7/1/99 through 3/30/00                      1.10
                  3/31/00 through 9/29/00                     1.15
                  9/30/00 through 9/29/02                     1.20
                  9/30/02 and thereafter                      1.25

                  1.11 Consolidated Net Worth. The first clause of Section 7.1(b) of the Current Credit Agreement is amended to read as follows:

                                    (b) Consolidated Net Worth. The Consolidated
                  Net Worth of Multicare and its Restricted Subsidiaries at any date of determination after the Amendment No. 4 Effective Date shall be not less than the sum of:

                           (i)   Six Hundred Five Million Dollars
                                 ($605,000,000.00)

                           plus

                           (ii)  an amount equal to the sum of:

                                            (A) an amount equal to the net
                                    proceeds of all equity offerings of Surety on a cumulative basis commencing on the Amendment No. 4 Effective Date through such date of determination, plus

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                                            (B) 75% of the cumulative amount of
                                    Net Income (which shall not be reduced by the amount of any net loss for any fiscal quarter) of Multicare and its Restricted Subsidiaries, on a consolidated basis, for the period commencing on the first day of the fiscal quarter in which the Amendment No. 4 Effective Date occurs through the last day of the fiscal quarter ending on, or most recently prior to, such date of determination, plus

                                            (C) any reduction in the amount of
                                    debt of Multicare and its Restricted
                                    Subsidiaries as a result of the conversion of convertible debt securities into equity (excluding Multicare's Convertible
                                    Subordinated 7% Debentures).

                  1.12 Adjusted Total Debt/Cash Flow Ratio. The covenant set forth in Section 7.1(c) of the Current Credit Agreement is amended to replace the table set forth therein with the following table:

                           Period                            Ratio
                           ------                            -----

                  4/1/99 through 6/30/99                     10.50
                  7/1/99 through 12/30/99                    11.15
                  12/31/99 through 3/30/00                   10.50
                  3/31/00 through 12/30/00                    9.10
                  12/31/00 through 9/29/01                    8.85
                  9/30/01 through 9/29/02                     8.50
                  9/30/02 through 9/29/03                     7.75
                  9/30/03 through 9/29/04                     6.75
                  9/30/04 and thereafter                      6.00

                  1.13 Adjusted Senior Debt/Cash Flow Ratio. The covenant set forth in Section 7.1(d) of the Current Credit Agreement is amended to replace the table set forth therein with the following table:

                           Period                             Ratio
                           ------                             -----

                  4/1/99 through 6/30/99                      7.50
                  7/1/99 through 12/30/99                     8.10
                  12/31/99 through 3/30/00                    7.50
                  3/31/00 through 12/30/00                    6.15
                  12/31/00 through 9/29/01                    6.00
                  9/30/01 through 9/29/02                     5.50
                  9/30/02 through 9/29/03                     5.00
                  9/30/03 through 9/29/04                     4.25
                  9/30/04 and thereafter                      4.00

                  1.14 Calculation of Financial Covenants. Section 7.2 of the Current Credit Agreement is deleted in its entirety and replaced with the following:


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                           7.2 CALCULATION OF FINANCIAL COVENANTS. (a) The
                  financial covenants set forth in this Article 7 shall be maintained continuously and shall be tested at the end of each fiscal quarter (based on the financial information delivered pursuant to Section 6.1 (Reporting Requirements) above) and at such other times as may be required by the terms of this Agreement.

                                    (b) Following the effective date of any
                  Acquisition that is effected by Multicare or any of its Restricted Subsidiaries and that is permitted under Section
                  8.4 (Acquisitions, Etc.) below, the financial covenants set forth in this Article 7 shall be computed on a pro forma basis as if the effective date of such Acquisition had been the first day of the earliest of the four fiscal quarters ended on, or most recently prior to, such actual date of the Acquisition. For purposes of such computation, the Borrowers may elect to make pro forma income statement adjustments at the time of the effective date of such Acquisition under the following circumstances: (i) adjustments to reflect the elimination of that portion of salary and employee benefit expenses that will no longer be incurred after the Acquisition, to the extent demonstrated by Multicare to the satisfaction of the Administrative Agent, and (ii) adjustments to reflect any other savings in expenses which will be realized by such Person so acquired as a consequence of such Acquisition, to the extent demonstrated by Multicare to the satisfaction of the Administrative Agent. Following the effective date of any disposition that is effected by Multicare or any of its Restricted Subsidiaries and that is permitted under Section 8.5 (Dispositions) below, the financial covenants set forth in this Article 7 shall be computed on a pro forma basis as if the effective date of such disposition had been the first day of the earliest of the four fiscal quarters ended on, or most recently prior to, such actual date of disposition. Unless otherwise agreed to by the Required Lenders, the financial condition and results of operations of the Excluded Subsidiaries shall not be combined with those of the Borrowers for purposes of calculating the financial covenants set forth in this Article 7.

                                    (c) For purposes of determining the Fixed
                  Charge Coverage Ratio, the Adjusted Total Debt/Cash Flow Ratio and the Adjusted Senior Debt/Cash Flow Ratio, the amount of Cash Flow, Interest Expense, income taxes, Rental Expenses and principal payments required to be made on Total Funded Indebtedness (and each component of the foregoing):

                                            (i) will be calculated as the
                                    product of two (2) times the two most
                                    recently completed fiscal quarters for the reporting periods beginning with the quarter ended 6/30/99 and thereafter through and including the quarter ending 9/30/00;

                                            (ii) will be calculated as the
                                    product of four-thirds (4/3) times the three most recently completed fiscal quarters for the reporting periods ending 12/31/00 and 3/31/01; and

                                            (iii) will be calculated on a
                                    rolling four quarter basis for each quarter ended prior to 6/30/99 and from and after 6/30/01.

                  1.15 Pledge of Assets of Subsidiaries. Section 8.6 of the Current Credit Agreement is amended to add the following after the words "pursuant to the Pledge Agreement" in the proviso:

                  and their material assets shall be pledged to the Administrative Agent pursuant to the Security Agreement and the Mortgages

                  1.16 Permitted Put/Call Amendment. Section 8.11(b) of the Current Credit Agreement is amended to incorporate the following at the end thereof:

                  and except for the Permitted Put/Call Amendment.

                  1.17 Avoidance of Other Conflicts. Section 8.14 of the Current Credit Agreement is amended to add the following prior to the word "conflict" in the second line thereof:

                  enter into agreements which

                  1.18 Management Fee. Effective on the later to occur of the following two conditions (a) the date the Permitted Put/Call Amendment is effective and (b) the date Genesis receives an aggregate amount equal to Fifty Million Dollars ($50,000,000) in cash for the sale of common stock on substantially the terms set forth in the Sponsor Letter of Intent, Section 8.16 of the Current Credit Agreement shall be deleted in its entirety and replaced with the following:

                           8.16 MANAGEMENT FEE. The Borrowers shall not pay
                  management fees under the Multicare Management Agreement in any fiscal year (including the payment in such year of accrued management fees in accordance with the third sentence of this
                  Section 8.16) in excess of 6% of the consolidated net revenue of the Borrowers, provided however that, to the extent such management fees in any fiscal year (including the payment in such year of accrued management fees in accordance with the third sentence of this Section 8.16) would exceed 4% of the consolidated net revenue of the Borrowers, such excess amount shall be payable only to the extent that, both before and after giving effect to such payment, (i) there exists no Event of Default or Default, (ii) Borrower's Fixed Charge Coverage Ratio shall be not less than 1.4 for the two most recent completed fiscal quarters of the Borrowers, and (iii) the Adjusted Total Debt/Cash Flow Ratio for the two most recently completed fiscal quarters of the Borrowers shall be less than
                  4.00. Such management fees may be accrued but not paid except that the Borrowers may not accrue more than 4% (on an annualized basis) of the management fees due under the Multicare Management Agreement in any fiscal year. Management Fees accrued in accordance with the foregoing sentence may be paid in accordance with the first sentence of this Section
                  8.16 to the extent they do not exceed in any fiscal year 4% of the consolidated net revenue of the Borrowers. All such management fees shall be subordinated to the obligations of the Borrowers hereunder in accordance with the terms contained in the Multicare Management Subordination Agreement as in effect on the date hereof. No Borrower shall agree, or permit Surety to agree, with any Person (other than the Lender

                  Parties) to withhold, defer or change the amount or timing of payments under the Multicare Management Agreement.

Until the two conditions set forth in this Section 1.18 occur, the provisions of
Section 8.16 of the Current Credit Agreement (prior to giving effect to this Amendment No. 4) shall remain in effect.

                  1.19 Events of Default for Covenant Defaults. Section 9.1(c) is deleted in its entirety and replaced with the following:

                  (c)      Covenant Defaults.

                           (i) There shall occur a default in the due
                  performance or observance of any term, covenant or agreement to be performed or observed pursuant to any of Sections 6.1(f)(ii), 6.2, 6.3, 6.7, 6.10, 6.11, 6.14 or 6.17 or any
                  Section in Article 7 or Article 8.

                           (ii) The Borrowers shall fail to deliver any
                  certificates, statements or reports required to be delivered in accordance with Sections 6.1(a), (b) or (c) and such default shall continue unremedied for fourteen (14) days.

                           (iii) There shall occur any default in the due
                  performance or observance of any term, covenant or agreement to be performed or observed pursuant to the provisions of this Agreement (other than as provided in paragraph (a) or paragraph (b) above or subparagraphs (i) or (ii) of this paragraph (c)) and, if capable of being remedied, such default shall continue unremedied for thirty (30) days after any Borrower becomes aware, or should in the exercise of reasonable diligence have become aware, of such default.

                  1.20 Events of Default for Failure Related to Security Interests Generally. Section 9.1(h) is amended to incorporate the following language at the end thereof:

                  Without limiting the generality of the foregoing, (a) subject to the provisions of Section 6.20 (Further Assurances) above, the Administrative Agent ceases to have a first-priority perfected security interest in the material assets of the Borrowers (other than the Excluded Assets) subject only to Permitted Liens and permitted dispositions or (b) after a Cash Management Notice is given (as such term is defined in the Security Agreement) pursuant to the Security Agreement, the Borrowers shall permit funds to be deposited in a deposit account other than as permitted in the Security Agreement or shall allow any Person other than the Borrowers and the Administrative Agent to have dominion and control over any Restricted Assignment Lockbox Account (as such term is defined in the Security Agreement) or any time after a Cash Management Notice is given pursuant to the Security Agreement requiring the same, the Borrowers fail to keep sweep authorizations and required tri-party agreements in place.

                  1.21 Events of Default for Failure Related to Security Interests in Subsidiaries. Section 9.1(l) is deleted in its entirety and replaced with the following:

                                    (l) Subsidiaries as Loan Parties. Any direct
                  or indirect Subsidiary of Multicare, other than Excluded Subsidiaries, shall fail to be, or shall cease to be, or fail to become, a Borrower hereunder; or the equity of any such Person owned by any Borrower shall cease to be, or fail to be, pledged under the Pledge Agreement; or, subject to the provisions of Section 6.20 (Further Assurances) above, the material assets (other than Excluded Assets) of any Borrower shall cease to be pledged to the Administrative Agent pursuant to the Security Agreement and/or the Mortgages.

                  1.22 [Intentionally omitted]

                  1.23 Administrative Agent's Duties. Section 10.2(d) is amended to incorporate the following language at the end thereof:

                  or could impose any liability on the Administrative Agent.

                  1.24 Joinder of Affiliates As Parties to Qualified Interest Rate Hedging Agreements. Section 10.14 of the Current Credit Agreement is deleted in its entirety and replaced with the following:

                           10.14 JOINDER OF AFFILIATES AS PARTIES TO QUALIFYING
                  INTEREST RATE HEDGING AGREEMENTS; APPOINTMENT OF AGENT. Any Affiliate of a Lender Party that now or hereafter is a party to an Interest Rate Hedging Agreement entered into with any Borrower or Borrowers pursuant to the terms of this Agreement may become a secured party under the Pledge Agreement and a secured party under the Security Agreement and the Mortgages (and the Interest Rate Hedging Agreement shall thereby become a Qualifying Interest Rate Hedging Agreement secured by the Collateral under the Pledge Agreement and the Additional Security under the Security Agreement and the Mortgages) if
                  (i) the Administrative Agent consents in writing to such Person becoming a secured party (such consent not to be unreasonably withheld) and (ii) such Affiliate signs a Joinder to this Agreement agreeing to the terms hereof. By signing a Joinder to this Agreement in form and substance satisfactory to the Administrative Agent, each such Affiliate shall be deemed to be a "Lender" and a "Lender Party" for purposes of this Article 10 (but shall not be included as a Required Lender for voting or other purposes) and shall be deemed to have appointed the Administrative Agent as its agent for the purposes set forth in the Loan Documents and to have agreed to the exculpation and indemnification provisions set forth in such Loan Documents relative to such agent. Without limiting the generality of the foregoing, (a) the Administrative Agent is authorized and directed to accept any and all payments under the Loan Documents (including, without limitation, the Pledge Agreement, Security Agreement and Mortgages) on behalf of, among others, such Affiliate and to make payments to, among others, such Affiliate in accordance with the provisions of the Loan Documents and (b) such Affiliate understands that any Qualifying Interest Rate Hedging Agreement shall be secured pari passu with the Loans and other Obligations for so long as the Obligations under the Credit Agreement remain outstanding and so secured, but that such Affiliate is not entitled to voting or other rights under this Agreement and the other Loan Documents.

                  1.25 Adjusted Senior Debt/Cash Flow Ratio. The definition of "Adjusted Senior Debt/Cash Flow Ratio" in Section 11.1 of the Current Credit Agreement is deleted in its entirety and replaced with the following:

                       "Adjusted Senior Debt/Cash Flow Ratio" means as of any
                  date of determination:

                                    (a) Adjusted Senior Debt as of such date of
                  determination

                  divided by

                                    (b) Cash Flow of Multicare and its
                  Restricted Subsidiaries, on a consolidated basis.

                  1.26 Adjusted Total Debt/Cash Flow Ratio. The definition of "Adjusted Total Debt/Cash Flow Ratio" in Section 11.1 of the Current Credit Agreement is deleted in its entirety and replaced with the following:

                       "Adjusted Total Debt/Cash Flow Ratio" means as of any
                  date of determination:

                                    (a)  Adjusted Total Debt as of such date of
                  determination

                  divided by

                                    (b) Cash Flow of Multicare and its
                  Restricted Subsidiaries, on a consolidated basis.

                  1.27 Definition of Agents. The definition of Agents is deleted in its entirety and replaced with the following:

                           "Agents" means collectively the Administrative Agent,
                  Citicorp USA, Inc. as Syndication Agent, First Union National Bank as Documentation Agent and Bank of America, N.A. (as successor to NationsBank, N.A. and Bank of America NT&SA) as Syndication Agent.

                  1.28 Applicable Margin Definition. Subsection (a), (b) and (c) of the definition of Applicable Margin are deleted in their entirety and replaced with the following:

                                    (a) For any RC Loans or Tranche A Term
                  Loans, the Applicable Margin shall be the percentage amount set forth below under the caption "Applicable Margin for RC Loans and Tranche A Term Loans" opposite the relevant Adjusted Total Debt/Cash Flow Ratio:

                           Adjusted Total                     Applicable Margin for RC Loans
                           Debt/Cash Flow Ratio               and Tranche A Term Loans
                           --------------------               ------------------------

                                                              Prime Rate Loans           LIBO Rate Loans
                                                              ----------------           ---------------
                           below 3.0                                   0                         1.00%
                           > 3.0 < 3.5                                 0                         1.25%
                           -
                           > 3.5 < 4.0                                 0                         1.50%
                           -
                           > 4.0 < 4.5                                 0                         1.75%
                           -
                           > 4.5 < 5.0                                 0                         2.00%
                           -
                           > 5.0 < 5.5                                 .25%                      2.25%
                           -
                           > 5.5 < 6.0                                 .50%                      2.50%
                           -
                           > 6.0 < 6.5                                 .75%                      2.75%
                           -
                           > 6.5 < 7.0                                 .75%                      3.00%
                           -
                           > 7.0 < 7.5                                 .75%                      3.25%
                           -
                           > 7.5 < 8.0                                 1.75%                     3.50%
                           -
                           > 8.0                                       2.00%                     3.75%
                           -

                                    (b) For any Tranche B Term Loan, the
                  Applicable Margin at all times after the Amendment No. 4 Effective Date for LIBO Rate Loans shall be 4.00%, provided, however, that any time that the Adjusted Total Debt/Cash Flow Ratio is less than 4.5 to 1.0, the Applicable Margin for Tranche B Term Loans shall be 3.25%. For any Tranche B Term Loan, the Applicable Margin at all times after the Amendment No. 4 Effective Date for Prime Rate Loans shall be 2.25% provided, however, that at any time that the Adjusted Total Debt/Cash Flow Ratio is less than 4.5 to 1.0, the Applicable Margin for Tranche B Loans which are Prime Rate Loans shall be 1.50%.

                                    (c) For any Tranche C Term Loan, the
                  Applicable Margin at all times after the Amendment No. 4 Effective Date for LIBO Rate Loans shall be 4.25%, provided, however, that any time that the Adjusted Total Debt/Cash Flow Ratio is less than 4.5 to 1.0, the Applicable Margin for Tranche C Term Loans shall be 3.50%. For any Tranche C Term Loan, the Applicable Margin at all times after the Amendment No. 4 Effective Date for Prime Rate Loans shall be 2.50% provided, however, that at any time that the Adjusted Total Debt/Cash Flow Ratio is less than 4.5 to 1.0, the Applicable Margin for Tranche C Loans which are Prime Rate Loans shall be 1.75%.

                  1.29 Cash Flow Definition. The definition of "Cash Flow" in
Section 11.1 of the Current Credit Agreement is amended by adding the following clause after the words "Multicare Management Agreement":

                  (provided that such management fees are actually accrued during such period in accordance with Section 8.16 hereof)

                  1.30 Change of Control Definition. The definition of "Change of Control" in Section 11.1 of the Current Credit Agreement is amended to delete subsection (b) thereof in its entirety and replace it with the following:

                                    (b) TPG, Cypress, Nazem and Genesis,
                  collectively, shall cease to own beneficially and of record at least 51% of the shares of each class of capital stock of Surety (and all rights and options to purchase such shares of capital stock) subject to no Liens, provided however that, after the effective date of the Permitted Put/Call Amendment, TPG, Cypress, Nazem, Permitted Transferees and Genesis, collectively, shall cease to own beneficially and of record at least 51% of the shares of each class of capital stock of Surety (and all rights and options to purchase such shares of capital stock) subject to no Liens;

                  1.31 Fixed Charge Coverage Ratio Definition. The definition of "Fixed Charge Coverage Ratio" in Section 11.1 of the Current Credit Agreement is deleted in its entirety and replaced with the following:

                       "Fixed Charge Coverage Ratio" means, as of any date of
                  determination, the result of:

                                    (a) Cash Flow of Multicare and its
                  Restricted Subsidiaries, on a consolidated basis.

                  divided by

                                    (b) the sum of (i) Interest Expense, income
                  taxes and Rental Expense of Multicare and its Restricted Subsidiaries, on a consolidated basis, and (without duplication) (ii) principal payments scheduled or required to be made on Total Funded Indebtedness.

                  Notwithstanding the foregoing, for calculations of the Fixed Charge Coverage Ratio with respect to the period commencing October 1, 1998 and ending December 30, 2000, there shall not be added to the denominator principal payments scheduled or required to be made on Total Funded Indebtedness. For calculations made with respect to any period ending after December 30, 2000, the calculation shall be made without regard to the adjustment set forth in the preceding sentence.

                  1.32 Definition of Loan Documents. The definition of "Loan Documents in Section 11.1 of the Current Credit Agreement is amended by inserting after the phrase "the Pledge Agreement," the following:

                  the Security Agreement, the Mortgages,

                  1.33 Put/Call Agreement Definition. The definition of "Put/Call Agreement" in Section 11.1 of the Current Credit Agreement is deleted in its entirety and replaced with the following:

                           "Put/Call Agreement" means the Put/Call Agreement
                  dated as of October 9, 1997 among Genesis, TPG and Cypress as the same may be amended consistent with Section 8.11 (Limitation on Modification of Certain Documents) above.

                  1.34 New Definitions. Section 11.1 of the Current Credit Agreement is amended by adding the following new definition in their correct alphabetical location:

                           "Additional Security" means all of the property and
                  assets subject to the Mortgages and/or the Security Agreement, from time to time.

                           "Agent-Involved Claim" has the meaning ascribed to
                  such term in Section 6.8 hereof.

                           "Amendment No. 4" means that certain Amendment No. 4
                  and Waiver to Credit Agreement among the Borrowers and the Lender Parties dated as of August 20, 1999.

                           "Amendment No. 4 Effective Date" means the date that
                  Amendment No. 4 to this Agreement becomes effective as more particularly set forth in said Amendment No. 4 hereto.

                           "Consolidated Net Worth" shall mean the total amount
                  of stockholders equity of Multicare and its Restricted Subsidiaries, on a consolidated basis, provided that Consolidated Net Worth shall not be reduced by the non-cash charges resulting from asset impairment and the write-off of good will.

                           "Excluded Assets" are (a) those assets listed on
                  Schedule 11.1- Part A attached hereto, (b) any other assets which the Required Lenders agree to include on Schedule 11.1-Part A from time to time as additional Excluded Assets, so long as the Required Lenders so agree prior to the date such assets are acquired or created by the Borrowers and (c) those assets designated as "Excluded Assets" pursuant to the terms of this Agreement.

                           "Mortgaged Property" means any property, from time to
                  time, subject to any Mortgage.

                           "Mortgages" means the mortgages, deeds of trust and
                  other conveyance instruments and agreements granting a Lien on real property of the Borrowers in favor of the Administrative Agent from time to time, as such instruments and agreements may be amended, restated, modified and/or supplemented from time to time.

                           "Obligations" means Loan Obligations.

                           "Permitted Put/Call Amendment" means an amendment to
                  the Put/Call Agreement which

                           (a) is substantially on the terms described in the Sponsor Letter of Intent;

                           (b) is substantially concurrent with, or subsequent
                  to, the receipt by Genesis of at least $50,000,000 in cash in exchange for its common stock or warrants therefor;

                           (c) is accompanied by agreements insuring that at all
                  times during the period beginning on the date of the Permitted Put/Call Amendment and ending on the date that Genesis acquires 100% of the capital stock of Surety it shall, under all circumstances, maintain control of the Board of Directors of Multicare and of Surety; and

                           (d) would not cause a "Change of Control" as defined
                  in any indenture applicable to Multicare or cause any default under such indenture.

                           "Permitted Transferee" means a transferee or assignee
                  of the shares of common stock in Surety held by TPG, Cypress or Nazem who receives such common stock in connection with, and substantially contemporaneously with the execution of, the Permitted Put/Call Amendment

                           "Release" means a release, spill, emission, leaking,
                  pumping, emptying, escaping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Environmental Concern Materials through or in the air, soil, surface water, groundwater or property.

                           "Remedial Action" means actions necessary to comply
                  with any Environmental Law with respect to (a) clean up, removal, treatment or handling of Environmental Concern Materials in the indoor or outdoor environment; (b) prevention of Releases or threats of Releases or minimization of further Releases of Environmental Concern Materials so they do not migrate or endanger or threaten to endanger public or employee health or safety or welfare or the indoor or outdoor environment; or (c) performance of pre-remedial studies and investigations and post-remedial monitoring and care.

                           "Security Agreement" has the meaning ascribed to that
                  term in Amendment No. 4.

                           "Sponsor Letter of Intent" means that certain Letter
                  of Intent, dated on or about August 2, 1999, among TPG, Cypress, Nazem and Genesis.

                           "Transfer" has the meaning ascribed to such term in
                  Section 6.19 hereof.

                  1.35 Deletion of Certain Definitions. Section 11.1 of the Current Credit Agreement is amended by deleting the following definitions:

                  "Swing Line Lender"
                  "Swing Line Loan"

                  1.36 Amendments; Waivers. Section 12.8 is deleted in its entirety and replaced with the following:

                           12.8 Amendments; Waivers. Any term, covenant,
                  agreement or condition of any Loan Document to which the Lenders (or the Administrative Agent) are party may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Lenders (or by the Administrative Agent at the direction of the Required Lenders); provided, however, if the rights and duties of the Administrative Agent are affected thereby, such amendment or waiver must be executed by the Administrative Agent; and provided, further, that any amendment or waiver of the terms of Article 3 hereof or any other amendment or waiver that relates to Letters of Credit or rights or obligations relating thereto or the rights or obligations of the Issuer must also be executed by the Issuer (and any amendments to any Letter of Credit, itself, need only be approved by the Borrowers and the Issuer); and provided, further, that no such amendment or waiver shall be effective unless in writing and signed by each Lender referred to below, if it would

                                    (a) increase such Lender's Commitment or the
                  outstanding amount of such Lender's Loans or Letters of Credit Participations, or

                                    (b) extend the maturity of any Loan held by
                  such Lender, or the time of any scheduled principal payment of any Loan of such Lender;

                                    (c) decrease the rate of interest or amount
                  of fees due to such Lender or decrease the principal amount in respect of any Loan of such Lender or extend the time of payment of interest or fees due to such Lender, provided that the written consent of the Required Lenders, rather than the consent of all Lenders, shall be sufficient to waive imposition of the Default Rate,

                                    (d) reduce or waive any payment owing to
                  such Lender in respect to any unreimbursed Drawings; or


                                    (e) change the number of Lenders which are
                  required to consent to any proposed action under this Agreement before such action may be taken under this Agreement if such change could cause such Lender to lose its right to participate in such consent;

                  and provided, further, that no such amendment or waiver shall be effective unless in writing and signed by all the Lenders if it would

                                            (i) amend the definition of
                  "Required Lenders" or

                                            (ii) release any Borrower of its
                  Obligations or release any guaranty or collateral security granted pursuant to the Loan Documents;

                  provided, however, the Administrative Agent shall, without the consent of any Person, release any Borrower, guarantor or collateral security granted pursuant to the Loan Documents,
                  (A) as a court of competent jurisdiction may direct, or

                  (B) in connection with a disposition permitted under Section
                  8.5 above (other than a disposition to another Borrower) or as may be otherwise provided under the Loan Documents and provided, further, that for purposes of determining whether" all Lenders", "the Required Lenders" or "any Lender" has consented to any amendment or waiver, no effect shall be given to the determination of any Lender who has lost its right to vote pursuant to Sections 1.3(c), 1.3(e)(ii), or 1.6(e) and provided, further, any amendment to cash collateral or cash management documents that may be entered into may be amended by the Administrative Agent without the Required Lenders.

                  Without limiting the generality of the foregoing, the Administrative Agent is authorized and directed to take such action as it deems necessary or desirable (including, without limitation, the execution and filing of UCC-3 termination statements or the giving of direction to another Person to do the same) to release any security interest referred to in the proviso to this clause (ii).

                  Further, the Administrative Agent and the Lenders may amend or modify the provisions of Article 10 hereof (except for Section
                  10.9 (Successor Administrative Agent) and paragraph (b) of
                  Section 10.12 (Other Agents) and Article 10A hereof) without the need for any consent or approval from the Borrowers, it being acknowledged that the Borrowers are not third party beneficiaries of the provisions of said Article 10 (except for Section 10.9 (Successor Administrative Agent) and paragraph
                  (b) of Section 10.12 (Successor Agent)) and (y) without the consent of any Lenders, the Administrative Agent may enter into amendments and modifications to this Agreement and the other Loan Documents as necessary or desirable to cure any ambiguities herein or therein or to add additional Borrowers or add additional Collateral. Reference is made to Article 10A of the Genesis Credit Agreement which affects the right of the parties hereto to amend certain provisions set forth in
                  Section 12.9 below without the consent of certain Lenders party thereto; accordingly, when amending Section 12.9 below, consideration shall be given to the provisions of said Section 10A of the Genesis Credit Agreement.

                  1.37 Consents to Assignments. The eighth line of Section 12.9(c) is amended by changing "consent" to "consents" both places it appears.

                  1.38 Incorporation of Terms. The terms of this Amendment No. 4 and Schedule 11.1 attached hereto are hereby incorporated into the Credit Agreement as if fully set forth therein.

         2. Representations and Warranties. In order to induce the Lenders, the Issuer and the Agents to agree to amend the Current Credit Agreement, each of the Borrowers, jointly and severally, makes the following representations and warranties, which shall survive the execution and delivery of this Amendment No. 4.

                  2.1 The execution, delivery and performance of this Amendment No. 4 does not require any consent of, notice to, or filing with any governmental entity or any other third party, does not violate the terms of any agreement or instrument binding on any Borrower

(including, without limitation, the constituent documents of such Borrower) or violate any Law applicable to such Borrower. On and after the Amendment No. 4 Effective Date, the Current Credit Agreement as amended by the amendments hereunder to be effective on the Amendment No. 4 Effective Date, shall be the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms.

                  2.2 No Default or Event of Default has occurred and is continuing, after giving effect to the amendments contained herein.

                  2.3 Each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects both before and after giving effect to the amendments and transactions contemplated hereby as though each such representation and warranty were made at and as of the date hereof and as of the Amendment No. 4 Effective Date.

         3. Amendment No. 4 Effective Date. The amendments set forth in Section 1 (Amendments to Current Credit Agreement on Amendment No. 4 Effective Date) above shall be effective on the date (the "Amendment No. 4 Effective Date") that each of the following conditions is satisfied (provided however that, the Lender Parties shall have no obligation to enter into this Amendment No. 4 and this Amendment No. 4 shall not become effective unless the conditions set forth herein are satisfied on or prior to August 31, 1999):

                  3.1 Secretary's Certificates. The Borrowers shall have delivered, or caused to be delivered, a certificate of the Secretary or an Assistant Secretary (or general partner, as applicable) of each of the Borrowers, with specimen signatures of the authorized signatories to the Loan Documents, and to which shall be attached copies of the following, as applicable: articles or certificates of incorporation, bylaws, partnership agreements, resolutions and shareholder agreements provided, however, if any such articles, by-laws or partnership agreements of Subsidiaries were delivered to the Administrative Agent since October 14, 1997 and if there have been no changes to such documents, additional copies need not be delivered pursuant to this Section 3.2 so long as the certifying officer signs a statement to such effect in the applicable Secretary's Certificate.

                  3.2 Good Standing Certificates. The Borrowers shall have delivered, or caused to be delivered, a good standing or subsistence certificate, as the case may be, issued as of a recent date with respect to each Borrower (and corporate general partner of Borrowers that are partnerships), issued by the Secretary of State or other appropriate official of its jurisdiction of formation and also each jurisdiction where it is required to qualify to do business and, if any such certificate is dated more than twenty-one (21) days prior to the Closing Date, a confirmation (which may be provided by a reputable corporate service) of the information in such certificate.

                  3.3 Lien Searches. The Borrowers shall have delivered to the Administrative Agent Uniform Commercial Code, tax, and judgment lien searches of the Borrowers, in such form, as of such date and with such content as are acceptable to the Administrative Agent.

                  3.4 Execution of Amendment No. 4. Each of the Borrowers and the Required Lenders shall have executed this Amendment No. 4 and the Surety shall have executed the acknowledgement set forth below.

                  3.5 Opinions of Counsel.

                      (a) The Borrowers shall have delivered favorable opinions
                  of counsel, dated as of the Amendment No. 4 Effective Date, from Blank Rome Comisky & McCauley, counsel to the Borrowers, as to the absence of conflicts with other financing agreements and other material agreements of the Borrowers, the perfection of security interests under the Security Documents, the due organization of the Borrowers, the due authorization of the transactions referred to herein, the enforceability of the Loan Documents and such other matters as the Agents may reasonably request, in form and substance satisfactory to the Agents.

                      (b) The Borrowers shall have delivered such local counsel
                  opinions as the Administrative Agent may request, in form and substance satisfactory to the Administrative Agent.

                  3.6 Consents and Approvals. The Borrowers shall have delivered all material corporate, governmental, judicial and third party consents and approvals necessary in connection with this Agreement and the other Loan Documents provided, however that the Borrowers shall only be required to use commercially reasonable efforts to produce landlord consents and other third party consents to specific items of Additional Security.

                  3.7 Sponsor Letter of Intent and Related Matters. The Borrowers shall have delivered to the Lenders a copy of the Sponsor Letter of Intent executed by the Sponsors. In addition, the Borrowers shall have delivered a written acknowledgement from Cypress and TPG stating that the terms of this Amendment No. 4 and the related documents are acceptable to them within the meaning of the Sponsor Letter of Intent.

                  3.8 Insurance. The Borrowers shall have delivered to the Administrative Agent evidence of the insurance required by Section 6.8 of the Agreement.

                  3.9 Fees and Expenses. The Borrowers shall have paid the fees required to be paid to the Agents and the Lenders on or before the Amendment No. 4 Effective Date and the fees and disbursements of counsel for the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment No. 4 and related transactions.

                  3.10 Security Agreement. The Borrowers shall have executed and delivered a Security Agreement (as such agreement is amended, restated, modified and/or supplemented from time to time, the "Security Agreement") in substantially the form of Exhibit A hereto, together with such UCC-1 financing statements and/or UCC-3 statements of amendment as are required thereby.

                  3.11 Mortgages. The Borrowers shall have executed and delivered mortgages or other appropriate collateral conveyance documents for so much of their real property

(owned or leased) as they can provide using commercially reasonable efforts but, in any event, for at least 14 owned properties, together with such title reports and flood zone certifications as the Administrative Agent may reasonably request.

                  3.12 Truth of Representation and Absence of Defaults. The representations and warranties set forth in this Amendment No. 4, the Agreement and the other Loan Documents shall be true and correct in all material respects and there shall be no Default or Event of Default after giving effect to the amendments and waivers set forth hereunder.

                  3.13 Other Information. The Borrowers shall have delivered such other information as the Agents may reasonably request.

Also effective on the Amendment No. 4 Effective Date, the Lenders hereby waive any Defaults or Events of Default existing under the Current Credit Agreement to the extent (but only to the extent) that such Defaults or Events of Default would not exist after giving effect to this Amendment No. 4. In addition, the Lenders hereby waive any Default or Event of Default caused by the failure to deliver financial statements and an Officer's Compliance Certificate by August 15, 1999 so long as such financial statements and Officer's Compliance Certificate are delivered by August 23, 1999. The foregoing waivers are limited to their express terms and do not imply any similar or future waivers.

         4. Counterparts. This Amendment No. 4 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

         5. Ratification. The Current Credit Agreement, as amended by this Amendment No. 4, and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified.

         6. Payment of Fees and Expenses. Without limiting other payment obligations of the Borrowers set forth in the Loan Documents, the Borrowers hereby, jointly and severally, agree to pay (a) all costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment No. 4 and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath LLP, (b) a fee to each Lender who signs and returns a signature page hereto no later than 5:00 p.m. on August 20, 1999 (or such other date and time as is mutually agreed upon) in an amount equal to .25% of such Lender's total Commitment under the Agreement, and (d) such other fees as Multicare has agreed to pay in connection herewith.

         7. Authorization to Agent. The Lenders hereby authorize the Administrative Agent to take such action (including, without limitation, signing amendments to Loan Documents) as shall be consistent with the purposes hereof and as it shall deem necessary or appropriate to carry out the purposes of this Amendment No. 4.

         8. Governing Law. This Amendment No. 4 shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

         9. References. From and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Current Credit Agreement as modified and amended by this Amendment No.4 and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

         IN WITNESS WHEREOF, the parties have caused this Amendment No.4 to be duly executed as of the date first above written.

BORROWERS:

                                  THE MULTICARE COMPANIES, INC., a
                                  Delaware corporation



                                  By
                                    ------------------------------------
                                  Name: Barbara J. Hauswald
                                  Title: Treasurer

                                  Address for notices:
                                  101 East State Street
                                  Kennett Square, PA 19348
                                  Attention:   Ira C. Gubernick, Vice President
                                               Chairman's Office & Corporate
                                               Secretary
                                  Telephone: (610) 444-6350
                                  Facsimile: (610) 444-3365

ADS APPLE VALLEY LIMITED PARTNERSHIP, a Massachusetts limited partnership, by:
ADS Apple Valley, Inc. its General Partner

ADS DARTMOUTH GENERAL PARTNERSHIP, a Massachusetts general partnership, by ADS Dartmouth ALF, Inc. and ADS Senior Housing, Inc., its General Partners

ADS HINGHAM LIMITED PARTNERSHIP, a Massachusetts limited partnership, by ADS Hingham Nursing Facility, Inc., its General Partner

ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP, a Massachusetts limited partnership, by ADS Recuperative Center, Inc., its General Partner

CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Cumberland, Inc., its General Partner

GLENMARK PROPERTIES I, LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc. and GMA Partnership Holding Company, Inc., its General Partners

GROTON ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Groton, Inc., its General Partner

MIDDLETOWN (RI) ASSOCIATES OF RHODE ISLAND, L.P., a Delaware limited partnership, by Health Resources of Middletown (R.I.), Inc., its General Partner

POINT PLEASANT HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

RALEIGH MANOR LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

ROMNEY HEALTH CARE CENTER LTD., LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

SISTERVILLE HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

TEAYS VALLEY HAVEN LIMITED PARTNERSHIP, a West Virginia limited partnership, by Glenmark Associates, Inc., its General Partner

THE STRAUS GROUP - HOPKINS HOUSE, L.P., a New Jersey limited partnership, by Encare of Wyncote, Inc., its General Partner

THE STRAUS GROUP - QUAKERTOWN MANOR, L.P., a New Jersey limited partnership, by Encare of Quakertown, Inc., its General Partner

WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P., a Delaware limited partnership, by Health Resources of Wallingford, Inc., its General Partner

WARWICK ASSOCIATES OF
RHODE ISLAND, L.P., a Delaware limited
partnership, by Health Resources of Warwick, Inc., its General Partner



By:
     ----------------------------------------
      On behalf of each of the foregoing
      General Partners by Barbara J. Hauswald,
      Treasurer

HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Encare of Mendham, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P., a Delaware limited partnership, by Breyut Convalescent Center, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

POMPTON ASSOCIATES, L.P., a New Jersey limited partnership, by Pompton Corp., L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

THE STRAUS GROUP - OLD BRIDGE, L.P., a New Jersey limited partnership, by Health Resources of Emery, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager

THE STRAUS GROUP - RIDGEWOOD, L.P., a New Jersey limited partnership, by Health Resources of Ridgewood, L.L.C., its General Partner, by Century Care Management, Inc., its authorized manager



By:__________________________
On behalf of each of the foregoing
General Partners by Barbara J.
Hauswald as Treasurer of the
Authorized Manager

Address for notices:
101 East State Street
Kennett Square, PA 19348

Attention: Ira C. Gubernick, Vice President
           Chairman's Office & Corporate
           Secretary
Telephone: (610) 444-6350
Facsimile: (610) 444-3365

ACADEMY NURSING HOME, INC., a Massachusetts corporation

ADS APPLE VALLEY, INC., a Massachusetts corporation

ADS CONSULTING, INC., a Massachusetts corporation

ADS DANVERS ALF, INC., a Delaware corporation

ADS DARTMOUTH ALF, INC., a Delaware corporation

ADS HINGHAM ALF, INC., a Delaware Corporation

ADS HINGHAM NURSING FACILITY, INC., a Massachusetts corporation

ADS HOME HEALTH, INC., a Delaware corporation

ADS MANAGEMENT, INC., a Massachusetts corporation

ADS/MULTICARE, INC., a Delaware corporation

ADS RECUPERATIVE CENTER, INC., a Massachusetts corporation

ADS SENIOR HOUSING, INC., a Massachusetts corporation

ADS VILLAGE MANOR, INC., a Massachusetts corporation

ANR, INC., a Delaware corporation

APPLEWOOD HEALTH RESOURCES, INC., a Delaware corporation

AUTOMATED PROFESSIONAL ACCOUNTS, INC., a West Virginia corporation

BERKS NURSING HOMES, INC., a Pennsylvania corporation

BETHEL HEALTH RESOURCES, INC., a Delaware corporation

BRIGHTWOOD PROPERTY, INC., a West Virginia corporation

CENTURY CARE CONSTRUCTION, INC., a New Jersey corporation

CENTURY CARE MANAGEMENT, INC., a Delaware corporation

CHATEAU VILLAGE HEALTH RESOURCES, INC., a Delaware corporation

CHG INVESTMENT CORP., INC., a Delaware corporation

CHNR-I, INC., a Delaware corporation

COLONIAL HALL HEALTH RESOURCES, INC., a Delaware corporation

COLONIAL HOUSE HEALTH RESOURCES, INC., a Delaware corporation

CONCORD HEALTH GROUP, INC., a Delaware corporation

CONCORD HOME HEALTH, INC., a Pennsylvania corporation

CONCORD REHAB, INC., a Pennsylvania corporation

CONCORD SERVICE CORPORATION, a Pennsylvania corporation

CVNR, INC., a Delaware corporation

DELM NURSING, INC., a Pennsylvania corporation

ELMWOOD HEALTH RESOURCES, INC., a Delaware corporation

ENCARE OF PENNYPACK, INC., a Pennsylvania corporation

ENCARE OF QUAKERTOWN, INC., a Pennsylvania corporation

ENCARE OF WYNCOTE, INC., a Pennsylvania corporation

ENR, INC., a Delaware corporation

GLENMARK ASSOCIATES, INC., a West Virginia corporation

GMA - BRIGHTWOOD, INC., a West Virginia corporation

GMA CONSTRUCTION, INC., a West Virginia corporation

GMA - MADISON, INC., a West Virginia corporation

GMA PARTNERSHIP HOLDING COMPANY, INC., a West Virginia corporation

GMA - UNIONTOWN, INC., a Pennsylvania corporation

HEALTH RESOURCES OF BOARDMAN, INC., a Delaware corporation

HEALTH RESOURCES OF CEDAR GROVE, INC., a New Jersey corporation

HEALTH RESOURCES OF COLCHESTER, INC., a Connecticut corporation

HEALTH RESOURCES OF COLUMBUS, INC., a Delaware corporation

HEALTH RESOURCES OF CUMBERLAND, INC., a Delaware corporation

HEALTH RESOURCES OF EATONTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF FARMINGTON, INC., a Delaware corporation

HEALTH RESOURCES OF GARDNER, INC., a Delaware corporation

HEALTH RESOURCES OF GLASTONBURY, INC., a Connecticut corporation

HEALTH RESOURCES OF GROTON, INC., a Delaware corporation

HEALTH RESOURCES OF LAKEVIEW, INC., a New Jersey corporation

HEALTH RESOURCES OF LEMONT, INC., a Delaware corporation

HEALTH RESOURCES OF LYNN, INC., a New Jersey corporation

HEALTH RESOURCES OF KARMENTA AND MADISON, INC., a Delaware corporation

HEALTH RESOURCES OF MARCELLA, INC., a Delaware corporation

HEALTH RESOURCES OF MIDDLETOWN (R.I.), INC., a Delaware corporation

HEALTH RESOURCES OF MORRISTOWN, INC., a New Jersey corporation

HEALTH RESOURCES OF NORFOLK, INC., a Delaware corporation

HEALTH RESOURCES OF NORWALK, INC., a Connecticut corporation

HEALTH RESOURCES OF PENNINGTON, INC., a New Jersey corporation

HEALTH RESOURCES OF ROCKVILLE, INC., a Delaware corporation

HEALTH RESOURCES OF SOUTH BRUNSWICK, INC., a New Jersey corporation

HEALTH RESOURCES OF TROY HILLS, INC., a New Jersey corporation

HEALTH RESOURCES OF WALLINGFORD, INC., a Delaware corporation

HEALTH RESOURCES OF WARWICK, INC., a Delaware corporation

HEALTHCARE REHAB SYSTEMS, INC., a Pennsylvania corporation

HORIZON ASSOCIATES, INC., a West Virginia corporation

HORIZON MOBILE, INC., a West Virginia corporation

HORIZON REHABILITATION, INC., a West Virginia corporation

HR OF CHARLESTON, INC., a West Virginia corporation

HRWV Huntington, Inc., a West Virginia corporation

LAKEWOOD HEALTH RESOURCES, INC., a Delaware corporation

LAUREL HEALTH RESOURCES, INC., a Delaware corporation

LEHIGH NURSING HOMES, INC., a Pennsylvania corporation

LWNR, INC., a Delaware corporation

MABRI CONVALESCENT CENTER, INC., a Connecticut corporation

MARKGLEN, INC., a West Virginia corporation

MARSHFIELD HEALTH RESOURCES, INC., a Delaware corporation

MONTGOMERY NURSING HOMES, INC., a Pennsylvania corporation

MULTICARE AMC, INC., a Delaware Corporation

MULTICARE HOME HEALTH OF ILLINOIS, INC., a Delaware corporation

NURSING AND RETIREMENT CENTER OF THE ANDOVERS, INC., a Massachusetts corporation

PHC OPERATING CORP., a Delaware corporation

POCAHONTAS CONTINUOUS CARE CENTER, INC., a West Virginia corporation

PRESCOTT NURSING HOME, INC., a Massachusetts corporation

PROGRESSIVE REHABILITATION CENTERS, INC., a Delaware corporation

PROVIDENCE HEALTH CARE, INC., a Delaware corporation

REST HAVEN NURSING HOME, INC, a West Virginia corporation

RIDGELAND HEALTH RESOURCES, INC., a Delaware corporation

RIVER PINES HEALTH RESOURCES, INC., a Delaware corporation

RIVERSHORES HEALTH RESOURCES, INC., a Delaware corporation

RLNR, INC., a Delaware corporation

ROSE HEALTHCARE, INC.,
a New Jersey corporation

ROSE VIEW MANOR, INC., a Pennsylvania corporation

RSNR, INC., a Delaware corporation

RVNR, INC., a Delaware corporation

SENIOR LIVING VENTURES, INC., a Pennsylvania corporation

SCHUYLKILL NURSING HOMES, INC., a Pennsylvania corporation

SCHUYLKILL PARTNERSHIP ACQUISITION CORP., a Pennsylvania corporation

SENIOR SOURCE, INC., a Massachusetts corporation

SNOW VALLEY HEALTH RESOURCES, INC., a Delaware corporation

SOLOMONT FAMILY FALL RIVER VENTURE, INC., a Massachusetts corporation

SOLOMONT FAMILY MEDFORD VENTURE, INC., a Massachusetts corporation

STAFFORD CONVALESCENT CENTER, INC., a Delaware corporation

S.T.B. INVESTORS, LTD., a New York corporation

SVNR, INC., a Delaware corporation

THE ADS GROUP, INC., a Massachusetts corporation

TRI-STATE MOBILE MEDICAL SERVICES, INC., a West Virginia corporation

WESTFORD NURSING AND RETIREMENT CENTER, INC., a Massachusetts corporation

WILLOW MANOR NURSING HOME, INC., a Massachusetts corporation

ASL, INC., a Massachusetts corporation

HMNH REALTY, INC., a Delaware corporation


By:
     --------------------------------------
     Barbara J. Hauswald as Treasurer on
     behalf of each of the foregoing


Address for notices:
101 East State Street
Kennett Square, PA 19348

Attention: Ira C. Gubernick, Vice President
           Chairman's Office & Corporate
           Secretary
Telephone: (610) 444-6350
Facsimile: (610) 444-3365

BREYUT CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ENCARE OF MENDHAM, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF BRIDGETON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CINNAMINSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF CRANBURY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EMERY, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF ENGLEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF EWING, L.L.C., a New Jersey limited liability company. by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF FAIR LAWN, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF JACKSON, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF RIDGEWOOD, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

HEALTH RESOURCES OF WEST ORANGE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

POMPTON CARE, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

ROEPHEL CONVALESCENT CENTER, L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager

TOTAL REHABILITATION CENTER L.L.C., a New Jersey limited liability company, by Century Care Management, Inc., its authorized manager


By:
   -----------------------------------
On behalf of each of the foregoing Authorized
Managers by its Treasurer

The foregoing Amendment No. 4
is acknowledged and agreed to
by the undersigned Surety (whether
in its capacity as Surety, pledgor
under the Pledge Agreement or
otherwise) as of the date
first above written.


GENESIS ELDERCARE CORP.


By:
   --------------------------------
   Name: Barbara J. Hauswald
   Title: Treasurer

AGENTS, ISSUER AND LENDERS:

                                     MELLON BANK, N.A., as a Lender,
                                     as Issuer and as Administrative Agent


                                     By
                                       -------------------------------------
                                       Name:
                                       Title:

                                     Address for notices:

                                     street address:

                                         AIM 199-5220
                                         Mellon Independence Center
                                         701 Market Street
                                         Philadelphia, Pennsylvania 19106

                                     mailing address:

                                         AIM 199-5220
                                         P.O. Box 7899
                                         Philadelphia, Pennsylvania  19101-7899

                                         Attention:  Linda Sigler,
                                         Loan Administration

                                         Telephone: 215-553-4583
                                         Facsimile: 215-553-4789

                                             With a copy to

                                              Mellon Bank, N.A.
                                              One Mellon Bank Center
                                              Room 151-4440
                                              Pittsburgh, PA 15258-0001

                                              Attention:  Marsha Wicker
                                                          Vice President

                                              Telephone: 412-236-1631
                                              Facsimile: 412-236-0287

                             With a copy for notices respecting assignments to:

                                             MELLON BANK, N.A.
                                             One Mellon Bank Center
                                             43rd Floor
                                             Pittsburgh, PA  15258-0001

                                             Attention:  Dean Hazelton

                                             Telephone: 412-236-0316
                                             Facsimile: 412-236-9176

                                        CITICORP USA, INC., as a Lender and
                                        as Syndication Agent


                                        By
                                          ---------------------------------
                                          Name:
                                          Title:

                                        Address for notices:

                                                 399 Park Avenue
                                                 8th Floor, Zone 11
                                                 New York, NY 10043

                                                 Attention:  James J. McCarthy

                                                 Telephone: 212-559-0501
                                                 Facsimile: 212-793-0289

                                        FIRST UNION NATIONAL BANK, as a
                                        Lender and as Documentation Agent


                                        By
                                          ----------------------------------
                                            Name:
                                            Title:


                                        FIRST UNION NATIONAL BANK (as
                                        successor to CORESTATES BANK, N.A.)


                                        By
                                          ----------------------------------
                                            Name:
                                            Title:


                                        Address for notices:

                                            One First Union Center TW-5
                                            Charlotte, NC  28288-0735

                                            Attention: Joe Towell

                                            Telephone: 704-383-3844
                                            Facsimile: 704-383-9144

                                        BANK OF AMERICA, N.A. (as successor to
                                        NationsBank, N.A. and Bank of America,
                                        NT&SA), as a Lender and as a Syndication
                                        Agent

                                        By
                                          ------------------------------------
                                            Name:
                                            Title:


                                        Address for notices:

                                            101 North Tryon Street
                                            15th Floor
                                            Charlotte, NC 28255
                                            NC1-001-15-11

                                            Attention:  Robert Campbell

                                            Telephone: 704-388-8799
                                            Facsimile: 704-388-0922

                                        With a copy to

                                            100 North Tryon Street
                                            17th Floor
                                            Charlotte, NC 28255
                                            NC1-007-1711

                                            Attention:  Ms. Marty Mitchell

                                            Telephone: 704-388-1115
                                            Facsimile: 704-386-3893

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Credit Lyonnaise New York Branch
                                           1301 Avenue of the Americas
                                           New York, NY 10019

                                           Attention:  Farboud Tavanger

                                           Telephone:  (212) 261-7832
                                           Facsimile:  (212) 261-3440

                                        FLEET NATIONAL BANK


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Fleet National Bank
                                           One Federal Street
                                           MA OF D07B
                                           Boston, MA 02110

                                           Attention: Carol Paige

                                           Telephone:  (617) 346-4619
                                           Facsimile:  (617) 346-4699

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:


                                        Address for notices:

                                          The Industrial Bank of Japan, Limited
                                          1251 Avenue of the Americas
                                          New York, NY 10020

                                          Attention:  Randall Wernes

                                          Telephone:  (212) 282-3461
                                          Facsimile:  (212) 282-4488

                                        NATIONAL WESTMINSTER BANK Plc


                                        By
                                          ------------------------------------
                                          Name:
                                          Title:

                                        Address for notices:

                                          National Westminster Bank Plc
                                          65 East 55th Street, 21st Floor
                                          New York, NY 10022

                                          Attention:  Andrew S. Weinberg

                                          Phone:      (212) 401-1330
                                          Facsimile:  (212) 401-1390

                                        THE SAKURA BANK, LIMITED


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                                        Address for notices:

                                          The Sakura Bank, Limited
                                          277 Park Avenue, 45th Floor
                                          New York, NY 10172

                                          Attention: Stephen Chan

                                          Telephone:  (212) 909-4554
                                          Facsimile:  (212) 909-4599

                                        PARIBAS


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                        Address for notices:

                                          Paribas
                                          787 Seventh Avenue
                                          New York, NY 10019

                                          Attention:  Stas Byhovsky

                                          Telephone:  (212) 841-2568
                                          Facsimile:     (212) 841-2292

                                        THE BANK OF NEW YORK


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                          The Bank of New York
                                          One Wall Street, 21st Floor
                                          New York, NY 10286

                                          Attention:  Stephen Brennan

                                          Telephone:  (212) 635-8020
                                          Facsimile:  (212) 635-8092

                                      BANK OF TOKYO-MITSUBISHI TRUST
                                      COMPANY


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                      Address for notices:

                                         Bank of Tokyo-Mitsubishi Trust Company
                                         1251 Avenue of the Americas, 12th Floor
                                         New York, NY 10020-1104

                                         Attention: Douglas Weir

                                         Telephone:  (212) 782-4503
                                         Facsimile:  (212) 782-4935

                                        CRESTAR BANK


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:

                                           Crestar Bank
                                           c/o Suntrust Bank Nashville
                                           P.O. Box 305110
                                           Nashville, TN  37230

                                           Attention: Jan Naifeh

                                           Telephone:  (615) 748-4026
                                           Facsimile:  (615) 748-5700

                                        DRESDNER BANK AG, NEW YORK
                                        BRANCH AND GRAND CAYMAN BRANCH


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        Address for notices:

                                           Dresdner Bank AG, New York
                                           75 Wall Street, 25th Floor
                                           New York, NY 10005-2889

                                           Attention:  Brigit Anderson

                                           Telephone:  (212) 429-2747
                                           Facsimile:  (212) 429-2129

                                        FINOVA CAPITAL CORPORATION


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Finova Capital Corporation
                                           311 S. Wacker, Suite 4400
                                           Chicago, IL  60606

                                           Attention:  Brian Williamson

                                           Telephone:  (312) 294-4175
                                           Facsimile:  (312) 322-3553

                                        KEY CORPORATE CAPITAL INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Key Corporate Capital Inc.
                                           c/o Key Bank, N.A.
                                           127 Public Square
                                           Cleveland, OH 44114

                                           Attention:  Arthur E. Cutler
                                           OH-01-27-0504

                                           Telephone:  (216) 689-0854
                                           Facsimile:  (216) 689-8468

                                        ALLFIRST BANK (successor to FMB BANK,
                                        formerly known as FIRST NATIONAL BANK
                                        OF MARYLAND)


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Allfirst Bank
                                           25 S. Charles Street, 18th Floor
                                           Baltimore, MD 21201

                                           Attention:  Robert H. Hauver

                                           Telephone:  (410) 244-4246
                                           Facsimile:  (410) 244-4388

                                        NATEXIS BANQUE BFCE


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        Address for notices:

                                           Natexis Banque BFCE
                                           645 Fifth Avenue, 20th Floor
                                           New York, NY 10022

                                           Attention: Frank Madden

                                           Telephone:  (212) 872-5180
                                           Facsimile:  (212) 872-5045

                                        NATIONAL CITY BANK OF
                                        PENNSYLVANIA


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                            National City Bank of Pennsylvania
                                            20 Stanwix Street, 46-25-191
                                            Pittsburgh, PA 15222
                                            Loc. 46-25-191

                                            Attention:  Bruce G. Shearer

                                            Telephone:  (412) 644-7726
                                            Facsimile:  (412) 471-4883

                                        THE SANWA BANK, LIMITED


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           The Sanwa Bank, Limited
                                           55 E. 52nd Street
                                           New York, NY 10055

                                           Attention:  Chris DiCarlo

                                           Telephone:  (212) 339-6336
                                           Facsimile:  (212) 754-1304

                                        SUMMIT BANK


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Summit Bank
                                           250 Moore Street, 2nd Floor
                                           Hackensack, NJ 07601

                                           Attention: Tom Hanrahan

                                           Telephone:  (201) 646-5859
                                           Facsimile:  (201) 646-9497

                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           The Dai-Ichi Kangyo Bank, Ltd.
                                           One World Trade Center, 48th Floor
                                           New York, NY 10048

                                           Attention:  Takayuki Kumagai

                                           Telephone:  (212) 432-6651
                                           Facsimile:  (212) 488-8955

                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        Address for notices:

                                            Bank Austria Creditanstalt Corporate
                                            Finance, Inc.
                                            Two Greenwich Plaza
                                            Greenwich, CT 06830

                                            Attention:  Clifford L. Wells

                                            Telephone:  (203) 861-6417
                                            Facsimile:  (203) 861-0297

                                        CREDIT SUISSE FIRST BOSTON


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        Address for notices:

                                           Credit Suisse First Boston
                                           11 Madison Avenue
                                           New York, NY 10010

                                           Attention:  William S. Lutkins

                                           Telephone:  (212) 325-9705
                                           Facsimile:  (212) 325-8319

                                        FIRST NATIONAL BANK OF CHICAGO


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        Address for notices:

                                            First National Bank of Chicago
                                            1 First National Plaza
                                            Mailcode: IL1-0536
                                            Chicago, IL 60670

                                            Attention:  Tom Harkless/
                                            Greg Tomczyk

                                            Telephone:  (312) 732-1134
                                            Facsimile:  (312) 732-2016

                                        SCOTIABANC, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           ScotiaBanc, Inc.
                                           600 Peachtree Street NE
                                           Suite 2700
                                           Atlanta, GA 30308

                                           Attention: Dana Maloney

                                           Telephone:  (404) 877-1524
                                           Facsimile:  (404) 888-8998

                                        CIBC INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           CIBC Inc.
                                           425 Lexington Avenue, 8th Floor
                                           New York, NY 10025

                                           Attention:  John Livingston

                                           Telephone:  (212) 856-3581
                                           Facsimile:  (212) 856-3761

                                        AMSOUTH BANK


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           AmSouth Bank
                                           1900 5th Ave. N. AST7FL
                                           Birmingham, AL  35203

                                           Attention: Ken DiFatta

                                           Telephone:  (205) 801-0358
                                           Facsimile:  (205) 326-4790

                                        PFL LIFE INSURANCE
                                        COMPANY


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        Address for notices:

                                            PFL Life Insurance Company
                                            c/o Aegon USA Investment Management,
                                            Inc.
                                            4333 Edgewood Road, NE
                                            Cedar Rapids, IA 52499

                                            Attention:  John Bailey, Securities
                                                        Analyst

                                            Telephone:  (319) 369-2811
                                            Facsimile:  (319) 369-2666

                                  MONUMENTAL LIFE INSURANCE
                                  COMPANY (successor by merger to
                                  PEOPLES SECURITY LIFE INSURANCE
                                  COMPANY)


                                  By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                  Address for notices:

                                      Monumental Life Insurance Company
                                      c/o Aegon USA Investment Management, Inc.
                                      4333 Edgewood Road, NE
                                      Cedar Rapids, IA 52499


                                      Attention: John Bailey, Securities Analyst

                                      Telephone: (319) 369-2811
                                      Facsimile: (319) 369-2666


                                      Payment Advice
                                      --------------

                                      Attention:  Marla Johnson
                                      Monumental Life Insurance Company
                                      c/o AEGON USA Investment Management,
                                      Inc.
                                      4333 Edgewood Road, NE
                                      Cedar Rapids, IA 52499
                                      Fax Number: (319) 398-8695

                                      FLOATING RATE PORTFOLIO
                                      By: INVESCO Senior Secured
                                      Management, Inc., as attorney in fact


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                      Address for notices:

                                         Floating Rate Portfolio
                                         c/o INVESCO Senior Secured
                                         Management, Inc.
                                         1166 Avenue of the Americas, 27th Floor
                                         New York, NY 10036

                                         Attention:  Kathleen Lenarcic

                                         Telephone:  (212) 278-9794
                                         Facsimile:  (212) 278-9619

                                   MORGAN STANLEY DEAN WITTER
                                   PRIME INCOME TRUST


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   Address for notices:

                                      Morgan Stanley Dean Witter
                                      Prime Income Trust
                                      c/o Morgan Stanley Dean Witter Advisors
                                      72nd Floor
                                      Two World Trade Center
                                      New York, NY  10048

                                      Attention: Kevin Egan

                                      Telephone:  (212) 392-5845
                                      Facsimile:  (212) 392-5345

                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND
                                        By: Eaton Vance Management
                                            as Investment Advisor


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           State Street Bank & Trust Company
                                           Corporate Trust Division
                                           One Enterprise Drive
                                           North Quincy, MA  02171
                                           Attention:  Patrick McEnroe
                                           Telephone:  (617) 664-5367
                                           Facsimile:  (617) 664-5366

                                           Eaton Vance Management
                                           255 State Street, 8th Floor
                                           Boston, MA  02109
                                           Attention:  Payson Swaffield
                                           Telephone:   (617) 598-8484
                                           Telecopier:  (617) 695-9594
                                           Reference:

                                    ING HIGH INCOME PRINCIPAL
                                    PRESERVATION FUND HOLDINGS, LDC

                                    By: ING Capital Advisors, Inc.,
                                        As Investment Advisor


                                    By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                    Address for notices:

                                        ING High Income Principal Preservation
                                        Fund Holdings, LDC
                                        c/o ING Capital Advisors, Inc.
                                        333 South Grand Avenue, Suite 4250
                                        Los Angeles, CA 90071

                                        Attention: Helen Rhee

                                        Telephone:  (213) 346-3983
                                        Facsimile:  (213) 346-3995

                                        SENIOR DEBT PORTFOLIO
                                        BY: Boston Management and Research
                                            as Investment Advisor


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Eaton Vance Management
                                           255 State Street, 8th Floor
                                           Boston, MA 02109

                                           Attention:  Payson Swaffield

                                           Telephone:  (617) 598-8484
                                           Facsimile:  (617) 695-9594

                                 MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE CO.


                                 By:
                                    ------------------------------------
                                    Name:
                                    Title:

                                 Address for notices:

                                    Massachusetts Mutual Life Insurance Co.
                                    1295 State Street
                                    Springfield, MA 01111

                                    Attention:  John Wheeler, Managing Director

                                    Telephone:  (413) 744-6228
                                    Facsimile:  (413) 744-2022

                               MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               MERRILL LYNCH PRIME RATE
                               PORTFOLIO
                               By:  Merrill Lynch Asset Management,
                               L.P., as Investment Advisor


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:

                               Address for notices:

                                  Merrill Lynch Senior Floating Rate Fund, Inc. c/o Merrill Lynch Asset Management
                                  800 Scudders Mill Road - Area 1B
                                  Plainsboro, NJ 08536

                                  Attention:  Colleen Cunniffe

                                  Telephone:  (609) 282-2093
                                  Facsimile:  (609) 282-2756

                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES
                                   Income Strategies Portfolio

                                   By:  Merrill Lynch Asset Management,
                                   L.P., as Investment Advisor
                                      As assignee


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   Address for notices:

                                      Merrill Lynch Global Investment Series
                                      c/o Merrill Lynch Asset Management, L.P.
                                      800 Scudders Mill Road - Area 1B
                                      Plainsboro, NJ 08536

                                      Attention:  Colleen Cunniffe

                                      Telephone:  (609) 282-2093
                                      Facsimile:  (609) 282-2756

                                        METROPOLITAN LIFE INSURANCE
                                        COMPANY


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Metropolitan Life Insurance Company
                                           334 Madison Avenue
                                           Convent Station, NJ 07961-0633

                                           Attention:  James Dingler
                                           Asst. Vice President

                                           Telephone:  (973) 254-3206
                                           Facsimile:  (973) 254-3050

                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:  Its Authorized Representative

                                    Address for notices:

                                       The Northwestern Mutual Life Insurance
                                       Company
                                       720 E. Wisconsin Avenue
                                       Milwaukee, WI 53202

                                       Attention:  David A. Barras
                                       Director-Investments
                                       Northwestern Investment Management
                                       Company

                                       Telephone:  (414) 299-1618
                                       Facsimile:  (414) 299-7124

                                 NEW YORK LIFE INSURANCE
                                 AND ANNUITY CORPORATION
                                 By:  New York Life Insurance Company


                                 By:
                                    ------------------------------------
                                    Name:
                                    Title:

                                 Address for notices:

                                     New York Life Insurance and Annuity
                                     Corporation
                                     c/o New York Life Insurance Company
                                     51 Madison Avenue, Room 206
                                     New York, NY 10010

                                     Attention:  Christine Villaluz/Tony Malloy

                                     Telephone:  (212) 576-7590
                                     Facsimile:  (212) 447-4122

                                        OAK HILL SECURITIES FUND, L.P.

                                        By:  Oak Hill Securities GenPar, L.P.,
                                             Its General Partner


                                        By:  Oak Hill Securities MGP, Inc.,
                                             Its General Partner



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Oak Hill Securities Fund, L.P.
                                           c/o O'Sullivan Graev & Karabell, LLP
                                           30 Rockefeller Plaza
                                           New York, NY 10112

                                           Attention:  Michael Kontokosta

                                           Telephone:  (212) 408-2475
                                           Facsimile:  (212) 728-5950

                                        OCTAGON LOAN TRUST


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Octagon Loan Trust
                                           380 Madison Avenue, 12th Floor
                                           New York, NY 10017

                                           Attention:  James P. Ferguson
                                           Managing Director

                                           Telephone:  (212) 622-3070
                                           Facsimile:  (212) 622-3797

                                        PARIBAS CAPITAL FUNDING LLC


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Paribas Capital Funding LLC
                                           787 Seventh Avenue, 32nd Floor
                                           New York, NY 10019

                                           Attention:  Francois Gauvin

                                           Telephone:  (212) 841-2144
                                           Facsimile:  (212) 841-2548


                                        with a copy to:

                                           State Street Bank & Trust Co.
                                           Corporate Trust Dept.
                                           Attn: Bill Connolly
                                           Phone: (617) 664-5410
                                           Fax: (617) 664-5366(67)(68)

                                 ROYALTON COMPANY
                                 By:  Pacific Investment Management
                                 Company, as its Investment Advisor
                                 By:  PIMCO Management Inc., a general partner


                                 By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                 Address for notices:

                                      Royalton Company
                                      c/o Pacific Investment Management Co.
                                      840 Newport Center Drive
                                      Newport Beach, CA 92658

                                      Attention:  Melissa Fejdasz

                                      Telephone:  (949) 721-5169
                                      Facsimile:  (949) 718-2623

                                      NORTHERN LIFE INSURANCE
                                      COMPANY


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                      Address for notices:

                                         Northern Life Insurance Company
                                         c/o Reliastar Investment Research, Inc.
                                         100 Washington Avenue South, Suite 800
                                         Minneapolis, MN  55401-2121

                                         Attention:  James V. Wittich

                                         Telephone:  (612) 372-3553
                                         Facsimile:  (612) 372-5368

                                        KZH SOLEIL LLC


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           KZH Soleil LLC
                                           c/o The Chase Manhattan Bank
                                           450 West 33rd Street - 15th Floor
                                           New York, NY 10001

                                           Attention:  Virginia Conway

                                           Telephone:  (212) 946-7575
                                           Facsimile:  (212) 946-7776

                                        with a copy to:

                                           SAI Investment Adviser, Inc.
                                           1 SunAmerica Center, 34th Floor
                                           Los Angeles, CA 90067

                                           Attention: Sabur Moini

                                           Telephone:  (310) 772-6256
                                           Facsimile:  (310) 772-6078

                                        KZH III LLC


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           KZH III LLC c/o The
                                           Chase Manhattan Bank
                                           450 West 33rd Street -
                                           15th Floor New York,  NY 10001

                                           Attention:  Virginia Conway

                                           Telephone:  (212) 946-7575
                                           Facsimile:  (212) 946-7776

                                        VAN KAMPEN PRIME RATE INCOME TRUST


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        VAN KAMPEN CLO I, LIMITED
                                        by: Van Kampen Management, Inc., as
                                        Collateral Manager


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                           Address for notices:

                                           In care of:
                                           Van Kampen Management
                                           One Parkview Plaza, 5th Floor
                                           Oakbrook Terrace, IL 60181

                                           Attention: Scott Fries

                                           Telephone: (630) 684-6026
                                           Facsimile: (630) 684-6740

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Canadian Imperial Bank of Commerce
                                           425 Lexington Avenue, 7th Floor
                                           New York, NY 10025

                                           Attention:  William Swenson

                                           Telephone:  (212) 856-3935
                                           Facsimile:  (212) 856-3799

                                        NEW YORK LIFE INSURANCE COMPANY


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:


                                           New York Life Insurance and
                                           Annuity Corporation
                                           c/o New York Life Insurance Company
                                           51 Madison Avenue
                                           Room 206
                                           New York, New York  10010

                                           Attention:  Christine Villaluz

                                           Telephone:  (212) 576-7590
                                           Facsimile:  (212) 447-4122

                                        CITY NATIONAL BANK


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           City National Bank
                                           400 N. Roxbury Drive, 3rd Floor
                                           Beverly Hills, CA 90210

                                           Attention:  Randall Watsek

                                           Telephone: 310/888-6131
                                           Fax: 310/888-6564

                                        TORONTO-DOMINION (NEW YORK),
                                        INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        Address for notices:


                                           The Toronto-Dominion (New York), Inc.
                                           31 West 52nd Street, 18th Floor
                                           New York, NY 10019

                                           Attention: Wayne Hosang

                                           Telephone: 212/827-7307
                                           Fax: 212/827-7250

                                        LEHMAN COMMERCIAL PAPER INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Lehman Commercial Paper Inc.
                                           3 World Financial Center
                                           New York, NY 10285

                                           Attention:  Michele Swanson

                                           Telephone: 212/526-0330
                                           Fax: 212/526-0242

                                        CAPTIVA II FINANCE LTD.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        Address for notices:

                                           Captiva II Finance Ltd.
                                           c/o Deutsche Morgan Grenfell (Cayman)
                                           Limited
                                           P.O. Box 1984GT, Elizabethan Square
                                           Grand Cayman, Cayman Islands

                                           Attention: Director

                                           Telephone:  (345) 949-8244
                                           Facsimile:  (345) 949-8178

                                        with a copy to:

                                           Stanfield Capital Partners
                                           330 Madison Avenue, 27th Flr.
                                           New York, NY 10017

                                           Attention:  Christopher Bondy

                                           Telephone:  (212) 284-4304
                                           Facsimile:  (212) 284-4320

                                        CERES FINANCE LTD.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        Address for notices:

                                           Ceres Finance Ltd.
                                           c/o Deutsche Morgan Grenfell (Cayman)
                                           Limited
                                           P.O. Box 1984GT, Elizabethan Square
                                           Grand Cayman, Cayman Islands

                                        Attention: Director

                                           Telephone:  (345) 949-8244
                                           Facsimile:  (345) 949-8178

                                        with a copy to:

                                           Stanfield Capital Partners
                                           330 Madison Avenue, 27th Flr.
                                           New York, NY 10017

                                           Attention:  Christopher Bondy

                                           Telephone:  (212) 284-4304
                                           Facsimile:  (212) 284-4320

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        Address for notices:

                                            Rabobank Nederland
                                            245 Park Avenue
                                            New York, NY 10167

                                            Attention:  Richard Mattner

                                            Telephone:  (212) 916-6848
                                            Facsimile:  (212) 916-7821

                                        AMARA-2 FINANCE LTD.


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Amara-2 Finance Ltd.
                                           c/o Stanfield Capital Partners LLC
                                           330 Madison Avenue, 27th Flr.
                                           New York, NY 10017

                                           Attention:  Christopher Bondy

                                           Telephone:  (212) 284-4304
                                           Facsimile:  (212) 284-4320

                                        MLCBO IV (CAYMAN) LTD.
                                        BY:  HIGHLAND CAPITAL MANAGEMENT L.P.,
                                        as Collateral Manager


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           MLCBO IV (CAYMAN) LTD.
                                           c/o Highland Capital Management L.P.
                                           as Collateral Manager
                                           1150 Two Galleria Tower
                                           13455 Noel Road, LB #45
                                           Dallas, TX  75240

                                           Attention:  Patrick Daugherty

                                           Telephone:  (972) 233-4300
                                           Facsimile:  (972) 233-4343

                                        PAMCO CAYMAN LTD.
                                        BY:  HIGHLAND CAPITAL MANAGEMENT L.P.,
                                        as Collateral Manager


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                         PAMCO CAYMAN LTD.
                                         c/o Highland Capital Management L.P.,
                                         as Collateral Manager
                                         1150 Two Galleria Tower
                                         13455 Noel Road, LB #45
                                         Dallas, TX  75240

                                         Attention:  Patrick Daugherty

                                         Telephone:  (972) 233-4300
                                         Facsimile:  (972) 233-4343

                                        JACKSON NATIONAL LIFE INSURANCE
                                        COMPANY
                                        By:  PPM America, Inc., as attorney-
                                        in-fact, on behalf of Jackson National
                                        Life Insurance Company


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           PPM America, Inc.
                                           225 W. Wacker, Suite 1200
                                           Chicago, IL  60606

                                           Attention:  John Waldings

                                           Telephone:  (312) 634-1230
                                           Facsimile:  (312) 634-0054

                                     CYPRESSTREE INVESTMENT PARTNERS
                                     I., Ltd.
                                     By:  CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                     Address for notices:

                                        CypressTree Investment Partners I, Ltd.
                                        125 High Street
                                        Boston, MA 02110

                                        Attention: Phil Robbins

                                        Telephone:  (617) 946-0600
                                        Facsimile:  (617) 946-5681

                                   INDOSUEZ CAPITAL FUNDING III,
                                   LIMITED
                                   By:  Indosuez Capital, as Portfolio Advisor


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   Address for notices:

                                      Indosuez Capital Funding III, Limited
                                      1211 Avenue of the Americas, 8th Floor
                                      New York, NY 10036-8701

                                      Attention:  Melissa Marano

                                      Telephone:  (212) 278-2231
                                      Facsimile:  (212) 278-2250

                                        THE ROYAL BANK OF SCOTLAND plc


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           The Royal Bank of Scotland plc
                                           Wall Street Plaza
                                           88 Pine Street, 26th Floor
                                           New York, NY 10005

                                           Attention: Derek Bonner

                                           Telephone:  (212) 269-0938
                                           Facsimile:  (212) 269-8929

                                  ML CLO XX PILGRIM AMERICA
                                  (CAYMAN) LTD.
                                  By: Pilgrim Investments, Inc.
                                      As its Investment Manager


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                  Address for notices:

                                      ML CLO XX Pilgrim America (Cayman) Ltd.
                                      c/o Pilgrim Investments, Inc.
                                      Two Renaissance Square
                                      40 North Central Avenue, Suite 1200
                                      Phoenix, AZ 85004-3444

                                      Attention:  Chuck Lemieux

                                      Telephone:  (602) 417-8214
                                      Facsimile:  (602) 417-8327

                                        STEIN ROE & FARNHAM INCORPORATED
                                        As Agent For
                                        KEYPORT LIFE INSURANCE COMPANY

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Keyport Life Insurance Company
                                           c/o Stein Roe & Farnham
                                           One South Wacker Drive, 33rd Floor
                                           Chicago, IL 60606

                                           Attention:  Brian W. Good

                                           Telephone:  (312) 368-7644
                                           Facsimile:  (312) 368-7857

                                        CHASE SECURITIES INC., as Agent
                                        For The Chase Manhattan Bank, as
                                        Assignee


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Chase Securities, Inc.
                                           270 Park Avenue, 4th Floor
                                           New York, NY 10017

                                           Attention:  William Bokos

                                           Telephone:  (212) 270-3142
                                           Facsimile:  (212) 270-7968

                                       ALLIANCE CAPITAL MANAGEMENT L.P.,
                                       As Manager on behalf
                                       of ALLIANCE CAPITAL FUNDING, L.L.C.
                                       By:  ALLIANCE CAPITAL MANAGEMENT
                                       CORPORATION, General Partner of Alliance
                                       Capital Management L.P.


                                       By:__________________________________
                                       Name:
                                       Title:

                                       Address for notices:

                                       Alliance Capital Funding, L.L.C.
                                       Alliance Capital Management L.P.
                                       1345 Avenue of the Americas, 38th Floor
                                       New York, NY 10105

                                       Attention: Savitri Alex

                                       Telephone:  (212) 969-1350
                                       Facsimile:  (212) 969-1466

                                        ALLIANCE INVESTMENTS, LIMITED,
                                        As Assignee
                                        By:  Alliance Capital Management Corp.

                                        By:__________________________________
                                        Name:
                                        Title:

                                        Address for notices:

                                        Alliance Capital Management L.P.
                                        1345 Avenue of the Americas
                                        New York, NY 10105

                                        Attention: Savitri Alex
                                                   Alliance Investments, Ltd.

                                        Telephone:  (212) 969-1350
                                        Facsimile:  (212) 969-1466

                                        ML CLO XII PILGRIM AMERICA
                                        (CAYMAN) LTD.
                                        By:  Pilgrim Investments, Inc.
                                        As its Investment Manager


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:

                                        Address for notices:

                                        ML CLO XII PILGRIM AMERICA
                                        (CAYMAN) LTD.
                                        c/o Pilgrim Investments, Inc.
                                        Two Renaissance Square, Suite 1200
                                        40 North Central Avenue
                                        Phoenix, AZ 85004-3444

                                        Attention:  Chuck Lemieux

                                        Telephone:  (602) 417-8214
                                        Facsimile:  (602) 417-8327

                                        INTEGRITY LIFE INSURANCE COMPANY


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:

                                        Address for notices:

                                        Integrity Life Insurance Company
                                        515 W. Market Street
                                        Louisville, KY 40202-3319

                                        Attention: James Myjak

                                        Telephone:  (502) 582-7921
                                        Facsimile:  (502) 582-7903

                         CAPTIVA III FINANCE, LTD.,
                         as advised by Pacific Investment Management Company


                         By:
                            ---------------------------------------
                           Name:
                           Title:


                         CAPTIVA IV FINANCE LTD.,
                         as advised by Pacific Investment Management Company


                         By:
                            ---------------------------------------
                           Name:
                           Title:

                         Address for notices:

                           Pacific Investment Management Co.
                           840 Newport Center Drive
                           Newport Beach, CA 92660

                           Attention:  Melissa Fejdasz

                           Telephone:  (949) 721-5169
                           Facsimile:  (949) 718-2623

                                        ML CLO XIX STERLING (CAYMAN) LTD.
                                        By:  Sterling Asset Manager, L.L.C., as
                                        its Investment Advisor


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        Address for notices:

                                            Sterling Asset Management, LLC
                                            40 Fulton Street, 10th Floor
                                            New York, NY 10038

                                            Attention:  Rafael Scolari

                                            Telephone:  (212) 406-3580
                                            Facsimile:  (212) 406-3710

                                        DLJ CAPITAL FUNDING, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                            DLJ Capital Funding, Inc.
                                            277 Park Avenue, 10th Floor
                                            New York, NY 10172

                                            Attention:  Mary McCormack

                                            Telephone:  (212) 892-6675
                                            Facsimile:  (212) 892-6031

                                        GALAXY CLO 1999-1, LTD.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           SAI Investment Adviser, Inc.
                                           1 SunAmerica Center, 34th Floor
                                           Los Angeles, CA 90067

                                           Attention: Sabur Moini

                                           Telephone:  (310) 772-6256
                                           Facsimile:  (310) 772-6078

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                        INCORPORATED


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Merrill Lynch, Pierce, Fenner & Smith
                                           Incorporated
                                           250 Vesey Street
                                           North Tower, 16th Floor
                                           New York, NY 10281-1316

                                           Attention:  Sandra P. Anton

                                           Telephone:  (212) 449-3719
                                           Facsimile:  (212) 449-9435

                                        STANFIELD CLO, LTD.
                                        By:  Stanfield Capital Partners LLC
                                             as its Collateral Manager


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           Stanfield CLO, Ltd.
                                           c/o Stanfield Capital Partners LLC
                                           330 Madison Avenue, 27th Floor
                                           New York, NY 10017

                                           Attention:  Gregory L. Smith

                                           Telephone:  (212) 284-4303
                                           Facsimile:  (212) 284-4320

                                        KZH STERLING LLC


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                           KZH Sterling LLC
                                           c/o The Chase Manhattan Bank
                                           450 West 33rd Street - 15th Floor
                                           New York, NY 10001

                                           Attention:  Virginia Conway

                                           Telephone:  (212) 946-7575
                                           Facsimile:  (212) 946-7776

                                        KZH PAMCO LLC


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        Address for notices:

                                            KZH Pamco LLC
                                            c/o The Chase Manhattan Bank
                                            450 West 33rd Street - 15th Floor
                                            New York, NY 10001

                                            Attention:  Virginia Conway

                                            Telephone:  (212) 946-7575
                                            Facsimile:  (212) 946-7776

                                        SRV-HIGHLAND, INC.


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                        Address for notices:

                                            SRV-Highland, Inc.
                                            c/o Bank of America Securities
                                            100 North Tryon Street
                                            NC1-007-06-07
                                            Charlotte, NC 28255

                                            Attention: Kelly Walker

                                            Telephone:  (704) 388-8943
                                            Facsimile:  (704) 388-0648